SEC File No. 333-45194

                                AYCO SERIES TRUST

                        Supplement dated August 29, 2003
                       to the Prospectus dated May 1, 2003


     Effective August 29, 2003, the following disclosure replaces the section of the prospectus captioned "ANTICIPATED ACQUISITION OF AYCO COMPANY L.P. AND MERCER ALLIED COMPANY, L.P. BY GOLDMAN SACHS GROUP, INC." on page 12 of the
Prospectus:

     NEW INVESTMENT MANAGEMENT AGREEMENT; REORGANIZATION OF THE AYCO GROWTH FUND

     On July 1, 2003, Goldman Sachs Group Inc. ("GSG") acquired all of the outstanding voting securities of: (i) The Ayco Company L.P. ("Ayco"), the Ayco Growth Fund's ("Fund") investment manager; and (ii) Mercer Allied Company, L.P. ("Mercer Allied"), the Fund's distributor. GSG is a global investment banking, securities, and investment management firm that provides a wide range of services worldwide to clients that include corporations, financial institutions, governments and high net worth individuals. GSG is headquartered in New York and maintains offices in London, Frankfurt, Tokyo, Hong Kong and other major financial centers around the world.

     Prior to the acquisition of the Ayco and Mercer Allied by GSG ("Acquisition"), the Fund was managed by Ayco pursuant to an Investment Management Agreement dated as of November 29, 2000 between the Advisor and the Ayco Series Trust ("Trust"), on behalf of the Fund ("Prior Management Agreement"), and was distributed by Mercer Allied pursuant to a Distribution Agreement dated as of November 29, 2000 between the
     Distributor and the Trust, on behalf of the Fund ("Prior Distribution Agreement"). The Acquisition was deemed to be an "assignment" of the Prior Management Agreement and the Prior Distribution Agreement for purposes of the 1940 Act, which caused the Prior Management Agreement and the Prior Distribution Agreement to be terminated as of July 1, 2003.

     A Special Meeting of the Board of Trustees was held on June 11, 2003 ("Special Board Meeting"), in light of the expected termination of the Prior Management Agreement and the Prior Distribution Agreement as a result of the Acquisition. At the Special Board Meeting, the Board, including those Trustees who are not "interested persons" (for regulatory purposes) of Ayco or the Trust ("Independent Trustees"), unanimously approved Ayco's continuance as the Fund's investment manager, on an interim basis, under the terms of an Interim Investment Management Agreement between Ayco and the Trust, on behalf of the Fund ("Interim Management Agreement"), as of July 1, 2003, in accordance with Rule 15a-4 under the 1940 Act.
     Accordingly, Ayco has been providing the Fund with investment management services since July 1, 2003 pursuant to the Interim Management Agreement. In accordance with Rule 15a-4 under the 1940 Act, the Interim Management Agreement will terminate not later than November 27, 2003 (i.e., 150 days from the Acquisition date).

     In addition, at the Special Board Meeting, the Board, including the Independent Trustees, approved a new Investment Management Agreement between Ayco and the Trust, on behalf of the Fund ("New Investment Management Agreement"), and recommended that owners of variable insurance contracts with amounts allocated to the Fund provide voting instructions to the Fund's shareholders (variable annuity and variable life insurance separate accounts of various life insurance companies) to approve the New Investment Management Agreement.

     At the Special Board Meeting, the Board, including the Independent Trustees, also approved a new Distribution Agreement between the Distributor and the Trust, on behalf of the Fund ("New Distribution Agreement").

     In addition, on August 26, 2003, the Board, including the Independent Trustees, approved a proposal to reorganize the Fund with and into the Goldman Sachs Capital Growth Fund, a series of Goldman Sachs Variable Insurance Trust ("Reorganization"), and recommended that owners of variable insurance contracts with amounts allocated to the Fund provide voting instructions to the Fund's shareholders to approve the proposed Reorganization.

     The proposed New Investment Management Agreement and the proposed Reorganization are both subject to approval by shareholders of the Fund. If shareholder approval of the proposed New Investment Management Agreement is obtained, the New Investment Management Agreement would take effect immediately upon shareholder approval. If shareholder approval of the proposed Reorganization is obtained, it is expected that the Reorganization would take place during the fourth quarter of 2003.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

242185.3.03